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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          July 11, 2003 (June 13, 2003)
               (Date of Report (Date of Earliest Event Reported))



                           MISSION BROADCASTING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                   333-62916-02                 51-0388022
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)




                    409 Lackawanna Avenue, Scranton, PA 18503
          (Address of Principal Executive Offices, including Zip Code)



                                 (570) 961-2222
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Other Events.

         As previously announced, on December 13, 2002, Mission Broadcasting, Inc. ("Mission") entered into an agreement with LIN Television Corporation and two of its subsidiaries to purchase the assets of KRBC, the NBC affiliate in Abilene-Sweetwater, Texas, and KACB, the NBC affiliate in San Angelo, Texas. The purchase of the assets was consummated on June 13, 2003. The purchase price of the assets was $10.0 million and was financed with borrowings under Mission's senior credit facility. Pursuant to the terms of the purchase agreement, Mission made a deposit of $1.5 million on the purchase price in December 2002. Pending the closing of the acquisition, Mission provided programming and certain management and operational services to KRBC and KACB in exchange for revenue generated by the stations, pursuant to a local marketing agreement with LIN Television Corporation and its subsidiaries. At the closing, Mission entered into a shared services agreement with Nexstar Broadcasting of Abilene, L.L.C. ("Nexstar"), pursuant to which Nexstar's station KTAB provides certain services to KRBC and KACB. Mission also has entered into an option agreement with Nexstar, pursuant to which Mission has granted Nexstar an option to acquire the assets and liabilities of the stations.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Financial Statements of Business Acquired.

         The required financial statements and other financial information related to the KRBC Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date by which this report was required to be filed.

(b) Pro Forma Financial Information.

         The required pro forma financial information of the Company pertaining to the KRBC Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date by which this report was required to be filed.

(c) Exhibits.

         10.1 Asset Purchase Agreement, dated as of December 13, 2002, by and among LIN Television Corporation, TVL Broadcasting of Abilene, Inc., Abilene Broadcasting, L.L.C. and Mission Broadcasting, Inc. (Incorporated by reference to Exhibit 10.47 to Annual Report on Form 10-K (File No. 333-62916) filed by Nexstar Finance, L.L.C. and Nexstar Finance, Inc.)



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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 Mission Broadcasting, Inc.

                                                 /s/ David S. Smith

Date: July 11, 2003                              -----------------------------

                                                 Its:  President and Treasurer



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